UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 2, 2025

TELOMIR PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	001-41952	87-2606031
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 SE 2nd St, Suite 2000, #1009

Miami, Florida
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (786) 396-6723

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	TELO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On June 2, 2025, Telomir Pharmaceuticals, Inc. (Nasdaq: TELO) (“Telomir” or the “Company”) announced that it will participate in the BIO International Convention 2025, taking place in Boston, Massachusetts from June 16–19, 2025. The Company has scheduled a full week of BIO One-on-One Partnering™ meetings to explore potential licensing, strategic collaborations, and M&A opportunities.

Separately, the Company is providing an update on the continued progress of its lead candidate, Telomir-1, a novel small molecule designed to elongate telomeres, regenerate cells, and reverse key drivers of biological aging. Telomir is actively preparing for an Investigational New Drug (IND) submission by year-end and is in the process of compiling materials in anticipation of scheduling a pre-IND meeting with the U.S. Food and Drug Administration (FDA). The Company anticipates initiating first-in-human clinical trials in the first half of 2026.

The Company also reported significant preclinical progress across multiple programs. These include:

●	Retinal regeneration in animal models of age-related macular degeneration (AMD), demonstrating structural and functional restoration of the retina.
●	Lifespan extension and age reversal in Progeria, Werner’s Syndrome and in standard aging models.
●	Reversal of key Type 2 diabetes parameters, including improved blood glucose levels, insulin sensitivity, and pancreatic islet function.
●	Anti-cancer effects in an aggressive human prostate cancer model, where Telomir-1 reduced tumor growth by ~50% as monotherapy and showed enhanced safety and efficacy when combined with paclitaxel.
●	Ion-binding studies conducted in vitro by Recipharm and Smart Assays demonstrated Telomir-1’s strong binding affinity for copper ions, along with selective interaction with other biologically relevant ions such as iron and zinc. These findings suggest Telomir-1’s potential to regulate metal ion dependent cellular processes and form the foundation for planned preclinical studies in Wilson’s disease, a rare genetic disorder caused by copper accumulation in the liver, brain, and other organs.
●	The introduction of Telomir-Ag2, a novel drug candidate demonstrating strong in vitro activity against multidrug-resistant bacteria, including MRSA.

In addition, Telomir has launched a rare disease development initiative targeting orphan indications such as Werner’s syndrome, Wilson’s disease, Progeria, and dysphonia. The Company plans to meet with the FDA to establish novel clinical endpoints for these programs, with the goal of streamlining development under existing rare disease frameworks. The Company is also exploring Telomir-1’s utility in broader indications such as autism spectrum disorder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELOMIR PHARMACEUTICALS, INC.

Dated: June 2, 2025	By:	/s/ Erez Aminov
	Name:	Erez Aminov
	Title:	Chief Executive Officer